UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 14, 2023

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 S. Capital of Texas Hwy., Building 1, Suite 330, Austin, Texas 78746

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (512) 716-0808

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2023, Iteris, Inc. (the “Company”) issued a press release announcing the appointment of Gary Hall and Kimberly Valentine-Poska to its Board of Directors (the “Board”), effective as of July 14, 2023. Mr. Hall and Ms. Valentine-Poska are expected to stand for election at the 2023 annual stockholder meeting.

Mr. Hall is currently a Partner and President of Infrastructure & Public Finance at Siebert Williams Shank & Co., LLC (“Siebert"), the nation's largest minority-owned investment bank. Mr. Hall is a Principal and member of the Investment Committee for Clear Vision Fund, Siebert’s impact investment fund. Mr. Hall is currently also Partner at American Triple I Partners ("Triple I"), an infrastructure private equity firm that focuses on transportation, energy, knowledge and information systems, and smart city investments. Before joining Siebert in June 2013 and Triple I in February 2019, Mr. Hall was an investment banker with JP Morgan Securities LLC from April 2001 to June 2013, where Mr. Hall assisted state and local governments with accessing funding for capital improvements and/or refinancing existing debt portfolios. Mr. Hall also worked in the Mergers & Acquisitions Group of Banc One Capital Markets, Inc. assisting both middle-market companies and financial sponsor firms with strategic alternatives, including dispositions, acquisitions and capital raises. Prior to that, Mr. Hall was appointed a White House Fellowship and served as a Special Advisor to the Under Secretary of the Treasury for Domestic Finance in the U.S. Department of Treasury. He was also a corporate finance attorney with Gardner, Carton and Douglas (now Faegre Drinker), where he represented and counseled institutional and entrepreneurial clients on securities, mergers, acquisitions and complex commercial transactions. Before his career in law, he worked in the Office of the Mayor for the City of Chicago, including posts with the City’s Office of Budget and Management. Mr. Hall currently serves on the Board of Directors of the Securities Industry and Financial Markets Association (“SIFMA”) since November 2020, the Bay Area Council (Executive Committee) since July 2018, and is a Trustee for the National Recreation Foundation and the California Academy of Sciences.  Mr. Hall also currently serves on the Financial Industry Regulatory Authority’s (FINRA) Fixed Income Advisory Committee since May 2021, the Milken Institute's Public Finance Advisory Board (Executive Committee) since January 2021, and the National Association of State Treasurers’ (NAST) Corporate Affiliate Board since December 2022. From October 2014 to September 2019, Mr. Hall served on the Municipal Securities Rulemaking Board (MSRB), the self-regulatory organization that safeguards the $4 trillion municipal securities industry. He served as chairman of the MSRB from October 2018 to September 2019. Mr. Hall received a B.B.A. in Finance from Howard University and J.D. from the University of Notre Dame.

Ms. Valentine-Poska has 30 years of experience in investment banking and financial services. Currently, she serves as Managing Director for Global Capital Markets, Inc., a global middle-market investment bank. She joined the firm in 2017 when she was hired to establish and run the company’s Technology and Healthcare Practices for North America. From 2003 to 2016, Ms. Valentine-Poska was Partner and Founder of Valentine Properties, working with investors in the areas of real estate investment and financial services. Previously, Ms. Valentine-Poska worked for Deloitte & Touche LLP from 1998 to 2003, where she served as a Partner and managed the Investment Banking Group in Los Angeles and Orange County, advising technology, software, and real estate companies on mergers and acquisitions, IPOs, and debt and equity financing. Prior to Deloitte, Ms. Valentine-Poska founded her own financial advisory firm, focused on technology and real estate, which she successfully sold after four years. In 2023, Ms. Valentine-Poska was recognized nationally by Opus Connect as one of the “Top 25 Women in M&A”. Currently, she serves on the Board of Directors of Empire Valuation Consultants, Inc., a New-York-based independent valuation firm, as well as the Advisory Board at the Carl R. Woese Institute for Genomic Biology, an interdisciplinary facility for genomics research at the University of Illinois at Urbana-Champaign. Additionally, Ms. Valentine-Poska has served on various nonprofit boards. Ms. Valentine-Poska has an M.B.A. from Harvard Business School and a B.S. from University of Southern California, where she graduated summa cum laude and Valedictorian.

As non-employee directors of the Company, Mr. Hall and Ms. Valentine-Poska will receive the same compensation as each of the Company’s other non-employee directors. The Board has determined Mr. Hall and Ms. Valentine-Poska are “independent” under the standards established by Nasdaq listing standards. There is no arrangement or understanding between Mr. Hall or Ms. Valentine-Poska and any other person pursuant to which he or she was elected as a director of the Company. There is no familial relationship between the new directors and any other director or executive officer of the Company, and there are no transactions between the new directors and the Company that would require disclosure under Item 404(a) of Regulation S-K. The Company will also enter into a standard form of Indemnification Agreement with Mr. Hall and Ms. Valentine-Poska.

Item 9.01     Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit	Description
99.1	Press release, dated July 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2023
ITERIS, INC.

	By:	/s/ Kerry A. Shiba
Kerry A. Shiba
Senior Vice President and Chief Financial Officer